Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

("Separate Account")

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2017

Supplement Dated August 1, 2017

Effective July 20, 2017, the following information replaces the existing disclosure in the Portfolio Company Operating Expenses table in your Policy prospectus for the respective portfolio:

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
DEUTSCHE VS II, Class B
Alternative Asset Allocation VIP	0.33%	0.25%	0.27%	1.08%	1.93%	0.78%	1.15%	(1)

Deutsche (1) The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage interest expenses and acquired funds (underlying funds) fees and expenses) at a ratio no higher than 0.53%. The agreement may only be terminated with the consent of the portfolio's Board. In addition, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses for the period July 17, 2017 through September 30, 2018 to the extent necessary to maintain the portfolio's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses) at 1.15%. The agreement may only be terminated with the consent of the portfolio's Board. Because acquired fund fees and expenses are estimated for the current fiscal year based on expected acquired fund allocations, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the portfolio's actual allocations to acquired funds.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2162 8-17